Concentrations	6 Months Ended
Jun. 30, 2020
Risks and Uncertainties [Abstract]
CONCENTRATIONS

NOTE 8 – CONCENTRATIONS

The Company had one customer for the six months ended June 30, 2020 that contributed at least 10% of total revenues, among which Zhongxingcai Guanghua Accounting Firm Ltd., contributed 18% of the total revenues in the six months ended June 30, 2020. The balance of accounts receivable balance due from this customer accounted 51% of the Company's total outstanding accounts receivable as of June 30, 2020.

The Company had two customers for fiscal 2019 that contributed at least 10% of total revenues, among which Dalian Aoyuan Electronics Co., Ltd. and Beijing Jiutongqu Testing Technology Co., Ltd. contributed 30% and 13% of the total revenues in fiscal 2019, respectively. Two customers, Zhongxingcai Guanghua Accounting Firm Ltd. and BeijingZhongping Jianhuahao Accounting Firm Ltd., accounted for 48% and 30% of the Company's total outstanding accounts receivable as of December 31, 2019, respectively.

The loss of one or more of its significant customers could have a material adverse effect on the Company's business, operating results, or financial condition. The Company does not require collateral from its customers. To limit the Company's credit risk, management performs periodic credit evaluations of its customers and maintains allowances for uncollectible accounts. Although the Company's accounts receivable could increase dramatically as the Company grows its sales, management does not believe significant credit risk exists as of June 30, 2020 and December 31, 2019.